MML SERIES INVESTMENT FUND II

Supplement dated August 2, 2007 to the

Prospectus dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

The following information replaces the information beginning with the second paragraph found under Principal Investment Strategies and Risks for the MML Small Company Opportunities Fund on page 18:

The Sub-Adviser believes that there are persistent stock price inefficiencies in the market for stocks of smaller companies. The Sub-Adviser will seek to identify companies that are reasonably valued in relation to the company’s fundamentals.

Although the Fund’s investment process emphasizes fundamental analysis, the Sub-Adviser first uses industry sources and computer screening to narrow the Fund’s investment universe. The Sub-Adviser screens these candidates by looking for low valuations and the potential for earnings acceleration. The Sub-Adviser then makes decisions using fundamental analysis on stocks that come through its initial screens, typically emphasizing an issuer’s competitive position, profit margin improvement potential, historic financial performance and balance sheet strength.

Specifically, the Sub-Adviser typically looks for the following characteristics:

1.	Proven product or service
2.	Leading market share
3.	Sustainable competitive advantage
4.	Strong finances
5.	Low institutional/high insider ownership
6.	Attractive valuation
7.	Potential for improving margins and accelerating earnings

Out of this analysis, the Sub-Adviser selects what it believes to be the best companies for the Fund’s portfolio.

The Fund may purchase stocks in initial public offerings (“IPOs”) and may sell such securities without regard to how long the Fund has held the securities. The market capitalizations of the companies whose securities the Fund purchases in IPOs may be outside the Fund’s market capitalization range stated above. The Fund is designed to be an investment vehicle for that part of your capital which can appropriately be exposed to above-average risk.

The Principal Risks of investing in the Fund are Market Risk, Credit Risk, Management Risk, Liquidity Risk, Derivative Risk, Non-Diversification Risk, Foreign Investment Risk, Emerging Markets Risk, Currency Risk, Smaller Company Risk, Value Company Risk and Leveraging Risk.

These Risks are described beginning on page 20.

The following information replaces the information for Christopher M. Crooks, Steven A. Dray and Daniel J. Goldfarb found in the section titled About the Investment Adviser and Sub-Advisers on pages 28 and 29:

Renie Heebner

is the portfolio manager of the MML Small Company Opportunities Fund. Ms. Heebner is a Portfolio Manager responsible for managing the Fundamental Micro Cap Value strategy at OFI. Prior to joining OFI in 2006, Ms. Heebner was employed at an affiliate, Babson Capital, since 1987 where she was a Managing Director/Portfolio Manager and held the positions of Co-Portfolio Manager since 2000 and Associate Portfolio Manager since 1990 for the Micro Cap Value Strategy. Prior to joining Babson Capital, Ms. Heebner served in the investment department of New England Mutual Life Insurance Company. She is a member of the CFA Institute and the Boston Security Analysts Society.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

L8063-07-01

MML SERIES INVESTMENT FUND II

Supplement dated August 2, 2007 to the

Statement of Additional Information dated May 1, 2007

This supplement provides new and additional information beyond that contained in the Statement of Additional Information. It should be retained and read in conjunction with the Statement of Additional Information.

All references to Investors Bank & Trust Company are replaced with State Street Bank and Trust Company.

The following information replaces similar information found on page B-29 in the section titled Investment Restrictions:

In addition, each Fund may not:

(1) Invest for the purpose of exercising control over, or management of, any company;

(2) Invest in securities of other open-end investment companies, except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition or except shares of money market funds advised by the investment sub-advisers or affiliates thereof. It is expected that the Funds would purchase shares of such money market funds only if arrangements are made to eliminate duplicate advisory and distribution fees; and

(3) To the extent that shares of the Fund are purchased or otherwise acquired by other series of MML II Trust or other series of registered open-end investment companies in MML II Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

The following information replaces the information for John F. Carlson and Tina M. Wilson on pages B-31 and B-33 under the heading “Principal Officers” in the section titled Management of MML II Trust:

Richard J. Byrne	President of MML II Trust
1295 State Street Springfield, MA 01111 Age: 45 Officer since 2007 Officer of 27 portfolios in fund complex

Vice President (since 2007), Assistant Vice President (2003-2007), MassMutual; Vice President (1997-2003), ING/Aetna Financial Services; President (since 2007), MML Series Investment Fund (open-end investment company).

Stephen J. Brunette	Vice President of MML II Trust
1295 State Street Springfield, MA 01111 Age: 37 Officer since 2007 Officer of 27 portfolios in fund complex

Director, Fund Strategy, Retirement Income-Annuities (since 2006), Investment Consultant (2003-2006), MassMutual; Vice President (since 2007), MML Series Investment Fund (open-end investment company).

The following information replaces similar information on page B-35 in the section titled Management of MML II Trust:

(1) Includes an annual retainer payable by MML II Trust to each Trustee who is not an officer or employee of MassMutual, Babson Capital or OFI of $10,000 and a per meeting attendance fee of $2,500 per meeting attended in-person, or $1000 per meeting attended by telephone. Committee chairpersons receive an additional annual retainer of $2,500. The Chairman receives an additional annual retainer of $20,000. Effective January 1, 2007, the annual retainer was changed to $20,000, and the per meeting attendance fee was changed to $5,000 per non-telephonic meeting attended in-person, or $2,500 per non-telephonic meeting attended by telephone, or $1000 per telephonic meeting attended. Effective January 1, 2007, those Trustees who serve on a committee of MML II Trust receive an additional per meeting fee of $300 per committee meeting attended.

The following information replaces the information on page B-55 in the section titled Appendix B—Proxy Voting Policies:

The following represents the proxy voting policies (the “Policies”) of MML II Trust with respect to the voting of proxies on behalf of each series of MML II Trust (the “Series”). It is the general policy of MML II Trust, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds”) voting responsibilities and duties with respect to all proxies to the investment sub-advisers (the “Sub-Advisers”) of the Series.

I. GENERAL PRINCIPLES

In voting proxies, the Sub-Advisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Sub-Advisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II. SUB-ADVISERS

1. The Sub-Advisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and MML II Trust annually. The Sub-Advisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2. The Sub-Advisers shall each maintain a record of all proxy votes exercised on behalf of each series of MML II Trust for which they act as investment sub-adviser and shall furnish such records to MassMutual and MML II Trust annually.

3. The Sub-Advisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4. The Sub-Advisers shall provide MML II Trust and MassMutual with all such information and documents relating to the Sub-Adviser’s proxy voting in a timely manner, as shall be necessary for MML II Trust and MassMutual to comply with applicable laws and regulations.

III. MML II TRUST AND MASSMUTUAL

1. The Chief Compliance Officer of MML II Trust shall annually update the Trustees after a review of the Sub-Advisers’ proxy voting policies and actual voting records.

2. The Trustees of MML II Trust shall not vote proxies on behalf of MML II Trust or the Series.

3. MassMutual shall not vote proxies on behalf of MML II Trust or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com and on the SEC’s website at http://www.sec.gov.

The following information replaces the information for Christopher Crooks, Steven Dray and Daniel Goldfarb beginning on page B-107 in the section titled Appendix C—Additional Portfolio Manager Information:

The following table provides information regarding the other portfolios and accounts managed by Renie Heebner as of June 11, 2007.

MML Small Company Opportunities Fund

Manager	Number Of Accounts*	Total Assets
Renee Heebner
registered investment companies:	None	None
other pooled investment vehicles:	1	$3,508,491
other accounts:	None	None

*	Does not include personal accounts of portfolio managers and their families, which are subject to the Code of Ethics.

Ownership of Securities

As of June 11, 2007, Ms. Heebner did not beneficially own any shares of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI L8063-07-1